Filed Pursuant to Rule 497(e)
Registration No. 333-80099
THE GABELLI DIVIDEND GROWTH FUND
(FORMERLY, “THE GABELLI BLUE CHIP VALUE FUND”)
SUPPLEMENT DATED NOVEMBER 1, 2011 TO THE GABELLI BLUE CHIP VALUE FUND’S PROSPECTUS FOR CLASS A
SHARES, CLASS B SHARES, CLASS C SHARES, AND CLASS I SHARES AND ITS
PROSPECTUS FOR CLASS AAA SHARES, EACH DATED APRIL 29, 2011 AND EACH SUPPLEMENTED JUNE 30, 2011
Important Notice Regarding Changes in Investment Policies
     Effective November 1, 2011, the Trustees of The Gabelli Blue Chip Value Fund approved the change of its name from “The Gabelli Blue Chip Value Fund” to “The Gabelli Dividend Growth Fund” (the “Fund”), with a corresponding change in the name of each of its classes of shares. Also effective November 1, 2011, the Trustees have approved the following new non-fundamental policy of the Fund to be set forth in the prospectuses:
“Under normal market circumstances, the Fund will invest at least 80% of its net assets in dividend-paying stocks.”
and the addition of the following corresponding disclosure:
“Dividend-paying stocks include, for example, common stocks, preferred stocks, and convertible securities. In addition to seeking out stocks that pay a dividend, the Fund will focus on stocks that the portfolio manager believes are well positioned to grow their dividend over the long term.”
Because this new investment policy is non-fundamental, it may be changed by Trustees without shareholder approval; however, shareholders would receive at least 60 days prior notice of any change in this policy.
     Effective January 1, 2012, the Trustees have also approved the deletion from the Fund’s prospectuses of the following non-fundamental investment policy:
“Under normal market circumstances, the Fund will invest at least 80% of its net assets in common stocks of “blue chip” companies, which are domestic or foreign companies that the portfolio manager believes have some combination of a well known product, brand or name, strong balance sheet, ten or more years of operations and substantial market capitalization (usually, but not necessarily in excess of $5 billion) or market liquidity.”
and the deletion of the following corresponding disclosure:
“The Fund will invest primarily in blue chip companies that the portfolio manager believes are temporarily out of favor, companies viewed by the portfolio manager as “blue chip value” companies. Value companies are generally considered to be those that are temporarily out of favor, but have a good intermediate or longer term outlook. The Fund focuses on those “blue chip value” companies which the Fund’s Adviser believes are undervalued and have the potential to achieve significant capital appreciation.”

Filed Pursuant to Rule 497(e)
Registration No. 333-80099
THE GABELLI DIVIDEND GROWTH FUND
(FORMERLY, “THE GABELLI BLUE CHIP VALUE FUND”)
SUPPLEMENT DATED NOVEMBER 1, 2011
TO THE GABELLI BLUE CHIP VALUE FUND’S
APRIL 29, 2011 STATEMENT OF ADDITIONAL INFORMATION, AS SUPPLEMENTED JUNE 30, 2011
FOR
THE GABELLI BLUE CHIP VALUE FUND CLASS AAA
THE GABELLI BLUE CHIP VALUE FUND CLASS A
THE GABELLI BLUE CHIP VALUE FUND CLASS B
THE GABELLI BLUE CHIP VALUE FUND CLASS C
THE GABELLI BLUE CHIP VALUE FUND CLASS I
     Effective November 1, 2011, the Trustees of The Gabelli Blue Chip Value Fund approved the change of its name from “The Gabelli Blue Chip Value Fund” to “The Gabelli Dividend Growth Fund,” with a corresponding change in the name of each of its classes of shares.